SEACOR Holdings Inc. Offshore Marine Assets Sold to Third Parties - Summary by Year of Sale and Type: 1995 to 2015 (1)(2)(3) Year of Sale Vessel Type Count Average Age at Disposal Total Sales Price Book Value at Sale Sales Price / Book Value 1995 Supply 2 21 2,350,000$ n/a n/a 1995 Utility 6 20 1,853,350$ n/a n/a 8 20 4,203,350$ n/a n/a 1996 Supply 4 18 14,991,950$ n/a n/a 1996 Utility 16 18 3,013,987$ n/a n/a 20 18 18,005,937$ n/a n/a 1997 AHTS 3 14 18,818,609$ 15,012,414$ 1.3x 1997 Crew 2 17 900,000$ 569,319$ 1.6x 1997 Supply 5 18 26,460,316$ n/a n/a 1997 Towing supply 6 17 25,898,775$ n/a n/a 1997 Specialty 1 18 1,360,000$ n/a n/a 1997 Utility 7 19 2,749,406$ 856,370$ 3.2x 24 18 76,187,106$ n/a n/a 1998 AHTS 5 18 26,054,015$ 18,621,252$ 1.4x 1998 Crew 7 14 7,941,694$ 4,639,704$ 1.7x 1998 Supply 1 21 4,672,711$ 3,236,980$ 1.4x 1998 Towing supply 5 16 18,196,138$ n/a n/a 1998 Utility 6 21 4,158,499$ n/a n/a 24 17 61,023,057$ n/a n/a 1999 AHTS 1 19 3,875,683$ n/a n/a 1999 Crew 5 13 4,042,720$ n/a n/a 1999 Utility 1 15 375,000$ n/a n/a 7 14 8,293,403$ n/a n/a 2000 Crew 1 19 150,000$ n/a n/a 2000 Standby 2 26 310,000$ 149,329$ 2.1x 2000 Supply 1 22 2,850,000$ n/a n/a 2000 Towing supply 2 18 6,907,209$ n/a n/a 2000 Utility 8 22 2,068,303$ n/a n/a 14 22 12,285,512$ n/a n/a 2001 Crew 4 12 8,930,035$ n/a n/a 2001 Standby 2 27 1,005,000$ n/a n/a 2001 Supply 1 10 1,700,000$ 617,604$ 2.8x 2001 Towing supply 4 15 18,350,000$ n/a n/a 2001 Utility 5 21 2,430,000$ n/a n/a 16 19 32,415,035$ n/a n/a 2002 AHTS 3 18 22,273,351$ n/a n/a 2002 Crew 2 17 2,133,798$ n/a n/a 2002 Standby 2 29 2,097,813$ n/a n/a 2002 Towing supply 4 11 27,356,366$ n/a n/a 2002 Specialty 1 19 2,800,000$ n/a n/a 2002 Utility 5 21 1,125,000$ n/a n/a 17 19 57,786,328$ n/a n/a 2003 AHTS 2 1 50,523,276$ 50,682,172$ 1.0x 2003 Crew 12 17 10,048,762$ 4,009,498$ 2.5x 2003 Standby 1 18 3,434,458$ 2,411,517$ 1.4x 2003 Supply 1 5 8,800,000$ 8,721,860$ 1.0x 2003 Towing supply 6 15 31,220,926$ 23,156,821$ 1.3x 2003 Utility 28 23 8,937,536$ 4,936,734$ 1.8x 50 19 112,964,958$ 93,918,602$ 1.2x 2004 AHTS 1 22 2,139,035$ 1,877,988$ 1.1x 2004 Crew 2 26 367,398$ 192,995$ 1.9x 2004 Mini-supply 1 23 140,987$ 560,930$ 0.3x 2004 Supply 4 18 13,259,885$ 12,472,043$ 1.1x 2004 Towing supply 6 15 37,117,476$ 30,868,251$ 1.2x 2004 Specialty 2 22 247,186$ 340,231$ 0.7x 2004 Utility 26 25 4,695,014$ 1,725,987$ 2.7x 42 23 57,966,981$ 48,038,425$ 1.2x 2005 AHTS 5 12 42,645,887$ 35,588,059$ 1.2x 2005 Crew 6 15 4,519,697$ 1,778,643$ 2.5x 2005 Mini-supply 1 14 800,000$ 591,696$ 1.4x 2005 Supply 7 13 76,426,605$ 66,057,054$ 1.2x 2005 Towing supply 1 22 2,883,670$ 1,494,740$ 1.9x 20 14 127,275,859$ 105,510,193$ 1.2x 1 of 2

SEACOR Holdings Inc. Offshore Marine Assets Sold to Third Parties - Summary by Year of Sale and Type: 1995 to 2015 (1)(2)(3) Year of Sale Vessel Type Count Average Age at Disposal Total Sales Price Book Value at Sale Sales Price / Book Value 2006 AHTS 6 21 42,198,460$ 27,620,131$ 1.5x 2006 Crew 16 17 35,219,062$ 15,733,385$ 2.2x 2006 Mini-supply 5 12 15,032,750$ 11,124,263$ 1.4x 2006 Supply 17 24 31,895,182$ 17,689,414$ 1.8x 2006 Towing supply 11 21 21,014,592$ 10,970,554$ 1.9x 2006 Specialty 2 32 2,540,000$ 1,705,240$ 1.5x 57 20 147,900,046$ 84,842,986$ 1.7x 2007 AHTS 4 25 25,915,901$ 3,170,947$ 8.2x 2007 Crew 9 16 23,501,731$ 11,810,955$ 2.0x 2007 Mini-supply 3 11 6,974,000$ 4,770,235$ 1.5x 2007 Supply 2 28 2,396,066$ 2,398,514$ 1.0x 2007 Towing supply 13 23 52,326,831$ 21,836,799$ 2.4x 2007 Specialty 2 22 3,942,650$ 1,272,731$ 3.1x 33 21 115,057,180$ 45,260,180$ 2.5x 2008 AHTS 1 33 2,885,000$ 448,432$ 6.4x 2008 Crew 3 14 9,603,146$ 4,167,841$ 2.3x 2008 Mini-supply 4 9 18,347,470$ 10,227,195$ 1.8x 2008 Supply 3 20 33,680,000$ 14,565,873$ 2.3x 2008 Towing supply 5 26 18,869,696$ 1,829,452$ 10.3x 2008 Specialty 5 32 12,501,130$ 1,156,572$ 10.8x 21 22 95,886,442$ 32,395,364$ 3.0x 2009 AHTS 1 34 2,298,966$ 628,321$ 3.7x 2009 Crew 9 15 22,120,143$ 11,637,977$ 1.9x 2009 Mini-supply 4 11 12,832,000$ 9,621,057$ 1.3x 2009 Supply 1 34 1,100,000$ 151,608$ 7.3x 2009 Towing supply 2 27 7,274,516$ 755,250$ 9.6x 2009 Specialty 1 26 900,000$ 67,846$ 13.3x 18 18 46,525,625$ 22,862,058$ 2.0x 2010 AHTS 1 30 1,750,000$ 287,500$ 6.1x 2010 Crew 2 17 3,662,802$ 1,114,131$ 3.3x 2010 Mini-supply 1 13 2,393,160$ 2,013,498$ 1.2x 2010 Towing supply 2 3 40,506,000$ 28,296,979$ 1.4x 6 14 48,311,962$ 31,712,109$ 1.5x 2011 Crew 6 16 17,697,834$ 5,672,570$ 3.1x 2011 Standby 1 42 80,387$ 79,163$ 1.0x 2011 Supply 1 14 7,999,975$ 4,477,456$ 1.8x 2011 Towing supply 1 28 1,850,000$ 112,500$ 16.4x 2011 Specialty 1 36 220,800$ 40,000$ 5.5x 10 22 27,848,997$ 10,381,689$ 2.7x 2012 Crew 2 20 4,362,500$ 386,476$ 11.3x 2012 Standby 1 45 143,028$ 79,460$ 1.8x 3 28 4,505,528$ 465,936$ 9.7x 2013 Crew 5 19 11,262,500$ 2,053,845$ 5.5x 2013 Mini-supply 1 14 2,420,000$ 1,801,832$ 1.3x 2013 Specialty 1 11 1,754,814$ 2,220,552$ 0.8x 2013 Liftboat 5 30 20,799,017$ 4,502,538$ 4.6x 12 23 36,236,331$ 10,578,767$ 3.4x 2014 Crew 6 18 18,470,000$ 5,717,677$ 3.2x 2014 Wind farm utility 1 6 351,145$ 79,527$ 4.4x 7 16 18,821,145$ 5,797,204$ 3.2x 2015 Crew 1 22 1,075,000$ 120,000$ 9.0x 1 22 1,075,000$ 120,000$ 9.0x Since 1995 410 19 1,110,575,780$ n/a n/a Since 2003 280 20 840,376,052$ 491,883,513$ 1.7x Since 2006 168 20 542,168,255$ 244,416,294$ 2.2x (1) For certain vessels sold from 1995 to 2002, the book value at time of sale is no longer available. (2) Vessel sales list excludes 11 vessels sold from 1995 to 2002 for which the sales price is no longer available. It also excludes 95 vessels sold to leasing companies and 31 vessels sold to joint ventures. In certain situations, vessels may have been sold and leased back several times. (3) The summary schedule excludes the original / acquisition cost information, which can be found on the detailed sales list. By not having the information for all vessels sold in a given year, we cannot provide a complete summary for yearly sales. 2 of 2

SEACOR Holdings Inc. Offshore Marine Assets Sold to Third Parties - Detail: 1995 to 2015 (1) Year of Sale (2) Vessel Type Year of Build Year of Acquisition Age at Disposal Net Sales Price Original / Acquisition Cost Including Additions (3) Book Value at Sale (4) Flag (5) 1995 Supply 1974 1993 21 1,250,000$ 500,000$ n/a US 1995 Supply 1974 1993 21 1,100,000$ 500,000$ n/a US 1995 Utility 1975 1995 20 204,750$ 94,362$ n/a US 1995 Utility 1975 1995 20 329,650$ 78,635$ n/a US 1995 Utility 1975 1995 20 330,000$ 78,635$ n/a US 1995 Utility 1975 1995 20 329,650$ 78,635$ n/a US 1995 Utility 1975 1995 20 329,650$ 78,635$ n/a US 1995 Utility 1974 1995 21 329,650$ 78,635$ n/a US 1996 Supply 1982 n/a 14 3,645,000$ n/a n/a US 1996 Supply 1977 1989 19 4,025,000$ n/a n/a US 1996 Supply 1977 1989 19 3,780,000$ n/a n/a US 1996 Supply 1976 1989 20 3,541,950$ n/a n/a US 1996 Utility 1980 1995 16 229,617$ 79,351$ n/a US 1996 Utility 1979 1995 17 222,836$ 71,416$ n/a US 1996 Utility 1980 1995 16 209,246$ 79,351$ n/a US 1996 Utility 1978 1995 18 214,602$ 63,481$ n/a US 1996 Utility 1978 1995 18 214,226$ 60,700$ n/a US 1996 Utility 1978 1995 18 214,625$ 79,351$ n/a US 1996 Utility 1978 1995 18 139,618$ 63,481$ n/a US 1996 Utility 1979 1995 17 139,618$ 71,416$ n/a US 1996 Utility 1977 1995 19 225,103$ 79,351$ n/a US 1996 Utility 1975 1995 21 154,549$ 63,481$ n/a US 1996 Utility 1978 1995 18 249,624$ 75,875$ n/a US 1996 Utility 1977 1995 19 149,130$ 63,481$ n/a US 1996 Utility 1978 1995 18 149,563$ 63,481$ n/a US 1996 Utility 1977 1995 19 149,130$ 63,481$ n/a US 1996 Utility 1976 1995 20 180,000$ 75,991$ n/a US 1996 Utility 1978 1995 18 172,500$ 79,351$ n/a US 1997 AHTS 1985 1996 12 9,001,117$ 5,928,938$ 9,063,251$ n/a 1997 AHTS 1980 1996 17 4,217,492$ 2,650,000$ 2,497,821$ St. Vin./Grenad. 1997 AHTS 1983 1996 14 5,600,000$ 3,584,000$ 3,451,342$ St. Vin./Grenad. 1997 Crew 1981 1996 16 450,000$ 975,962$ 311,691$ US 1997 Crew 1980 1996 17 450,000$ 904,906$ 257,628$ US 1997 Specialty 1979 n/a 18 1,360,000$ n/a n/a US 1997 Supply 1981 1989 16 5,893,000$ n/a n/a US 1997 Supply 1977 1996 20 4,704,500$ 1,992,123$ 2,934,429$ n/a 1997 Supply 1980 1993 17 5,634,660$ 1,400,000$ 928,317$ US 1997 Supply 1976 1989 21 5,600,000$ n/a n/a US 1997 Supply 1980 1993 17 4,628,156$ 1,050,000$ 735,999$ US 1997 Towing supply 1982 1993 15 4,000,000$ 2,754,311$ 1,992,130$ St. Vin./Grenad. 1997 Towing supply 1978 1989 19 5,588,650$ n/a n/a US 1997 Towing supply 1979 1993 18 5,536,160$ 1,551,025$ 1,066,461$ US 1997 Towing supply 1980 1989 17 5,450,000$ n/a n/a US 1997 Towing supply 1981 1993 16 4,923,965$ 1,582,847$ 1,121,278$ n/a 1997 Towing supply 1979 1995 18 400,000$ 550,000$ 506,103$ n/a 1997 Utility 1977 1995 20 598,054$ 75,875$ 61,159$ US 1997 Utility 1981 1996 16 800,000$ 500,000$ 470,665$ US 1997 Utility 1977 1995 20 338,882$ 79,351$ 67,161$ US 1997 Utility 1975 1995 22 350,000$ 79,351$ 63,033$ US 1997 Utility 1978 1995 19 225,000$ 63,481$ 62,284$ US 1997 Utility 1979 1995 18 214,610$ 71,416$ 69,966$ US 1997 Utility 1977 1995 20 222,860$ 63,481$ 62,102$ US 1998 AHTS 1977 1996 21 3,038,000$ 3,566,558$ 2,803,639$ n/a 1998 AHTS 1981 1996 17 5,250,000$ 4,725,686$ 4,089,882$ n/a 1998 AHTS 1976 1996 22 3,038,000$ 1,233,220$ 2,471,281$ n/a 1998 AHTS 1980 1996 18 4,942,715$ 3,320,206$ 3,526,102$ n/a 1998 AHTS 1985 1996 13 9,785,300$ 5,928,938$ 5,730,348$ n/a 1998 Crew 1988 1995 10 1,400,000$ 1,188,222$ 950,934$ Vanuatu 1998 Crew 1990 1995 8 1,500,000$ 1,085,108$ 871,187$ Vanuatu 1998 Crew 1988 1995 10 1,125,000$ 1,085,108$ 863,934$ US 1 of 7

SEACOR Holdings Inc. Offshore Marine Assets Sold to Third Parties - Detail: 1995 to 2015 (1) Year of Sale (2) Vessel Type Year of Build Year of Acquisition Age at Disposal Net Sales Price Original / Acquisition Cost Including Additions (3) Book Value at Sale (4) Flag (5) 1998 Crew 1972 1996 26 260,000$ 163,021$ 50,000$ US 1998 Crew 1978 1996 20 767,395$ 548,000$ 103,808$ US 1998 Crew 1978 1996 20 767,395$ 331,558$ 100,000$ US 1998 Crew 1994 1997 4 2,121,904$ 1,800,000$ 1,699,841$ US 1998 Supply 1977 1996 21 4,672,711$ 1,992,123$ 3,236,980$ n/a 1998 Towing supply 1982 1993 16 1,985,000$ 2,207,041$ 1,483,741$ St. Vin./Grenad. 1998 Towing supply 1980 1989 18 4,350,000$ n/a n/a US 1998 Towing supply 1981 1993 17 3,975,470$ 3,308,819$ 2,371,456$ n/a 1998 Towing supply 1984 1993 14 3,888,813$ 3,556,993$ 2,649,959$ n/a 1998 Towing supply 1982 1993 16 3,996,855$ 2,754,311$ 1,960,758$ St. Vin./Grenad. 1998 Utility 1977 1995 21 320,000$ 79,350$ 54,236$ US 1998 Utility 1975 1997 23 611,703$ 320,000$ 243,560$ US 1998 Utility 1976 1996 22 684,000$ 411,459$ n/a US 1998 Utility 1981 1996 17 956,600$ 400,000$ 345,340$ US 1998 Utility 1978 1995 20 921,574$ 111,091$ 93,091$ US 1998 Utility 1977 1997 21 664,622$ 250,000$ 216,243$ US 1999 AHTS 1980 1996 19 3,875,683$ 4,000,000$ n/a n/a 1999 Crew 1989 1995 10 1,298,860$ 1,085,103$ n/a St. Vin./Grenad. 1999 Crew 1988 1995 11 665,000$ 635,416$ n/a US 1999 Crew 1991 1995 8 1,250,000$ 1,075,319$ n/a US 1999 Crew 1982 1996 17 725,000$ 300,000$ 341,387$ US 1999 Crew 1979 1989 20 103,860$ n/a n/a Vanuatu 1999 Utility 1984 1989 15 375,000$ n/a n/a US 2000 Crew 1981 1989 19 150,000$ n/a n/a US 2000 Standby 1975 1989 25 240,000$ n/a 212,861$ UK 2000 Standby 1974 1989 26 70,000$ n/a (63,532)$ UK 2000 Supply 1978 1989 22 2,850,000$ n/a n/a Vanuatu 2000 Towing supply 1978 1989 22 1,500,000$ n/a n/a US 2000 Towing supply 1987 1996 13 5,407,209$ n/a n/a n/a 2000 Utility 1979 1995 21 275,000$ n/a n/a US 2000 Utility 1981 1995 19 275,000$ n/a n/a US 2000 Utility 1980 1995 20 275,000$ n/a n/a US 2000 Utility 1978 1995 22 285,203$ n/a n/a US 2000 Utility 1979 1995 21 275,000$ n/a n/a US 2000 Utility 1979 1997 21 225,000$ n/a n/a US 2000 Utility 1978 1995 22 223,100$ n/a n/a US 2000 Utility 1972 1996 28 235,000$ n/a n/a US 2001 Crew 2001 2001 - 5,438,171$ 5,156,000$ n/a US 2001 Crew 1980 1996 21 1,000,000$ n/a n/a US 2001 Crew 1985 1996 16 1,100,000$ n/a n/a US 2001 Crew 1991 1995 10 1,391,864$ n/a n/a St. Vin./Grenad. 2001 Standby 1975 1989 26 735,000$ n/a n/a UK 2001 Standby 1974 1989 27 270,000$ n/a 252,463$ UK 2001 Supply 1991 1997 10 1,700,000$ n/a 617,604$ US 2001 Towing supply 1983 1993 18 2,400,000$ n/a n/a St. Vin./Grenad. 2001 Towing supply 1981 1993 20 2,400,000$ n/a n/a St. Vin./Grenad. 2001 Towing supply 1983 1995 18 4,200,000$ n/a n/a St. Vin./Grenad. 2001 Towing supply 1998 2000 3 9,350,000$ 7,203,768$ n/a n/a 2001 Utility 1980 1995 21 400,000$ n/a n/a US 2001 Utility 1979 1997 22 375,000$ n/a n/a US 2001 Utility 1984 1989 17 1,100,000$ n/a n/a US 2001 Utility 1978 1995 23 280,000$ n/a n/a US 2001 Utility 1981 1995 20 275,000$ n/a n/a US 2002 AHTS 1983 1996 19 6,498,351$ n/a n/a Bahamas 2002 AHTS 1985 2001 17 7,775,000$ n/a n/a n/a 2002 AHTS 1985 2001 17 8,000,000$ n/a n/a n/a 2002 Crew 1990 1995 12 940,000$ n/a n/a Vanuatu 2002 Crew 1981 1996 21 1,193,798$ n/a n/a US 2002 Specialty 1983 2002 19 2,800,000$ n/a n/a US 2002 Standby 1972 2000 30 1,061,250$ n/a n/a UK 2 of 7

SEACOR Holdings Inc. Offshore Marine Assets Sold to Third Parties - Detail: 1995 to 2015 (1) Year of Sale (2) Vessel Type Year of Build Year of Acquisition Age at Disposal Net Sales Price Original / Acquisition Cost Including Additions (3) Book Value at Sale (4) Flag (5) 2002 Standby 1974 2000 28 1,036,563$ n/a n/a UK 2002 Towing supply 1984 2001 18 3,413,689$ n/a n/a US 2002 Towing supply 2001 2001 1 11,156,920$ 11,612,000$ n/a n/a 2002 Towing supply 1998 2000 4 8,900,449$ 8,500,000$ n/a n/a 2002 Towing supply 1983 1995 19 3,885,308$ n/a n/a St. Vin./Grenad. 2002 Utility 1981 1997 21 200,000$ n/a n/a US 2002 Utility 1982 1997 20 200,000$ n/a n/a US 2002 Utility 1979 1995 23 275,000$ n/a 43,425$ US 2002 Utility 1981 1996 21 235,000$ n/a n/a US 2002 Utility 1980 1997 22 215,000$ n/a 102,123$ US 2003 AHTS 2002 2001 1 25,294,698$ 27,923,016$ 25,846,919$ n/a 2003 AHTS 2002 2001 1 25,228,579$ 31,768,295$ 24,835,253$ n/a 2003 Crew 1988 1999 15 357,000$ n/a -$ Vanuatu 2003 Crew 1990 1999 13 379,000$ n/a -$ Vanuatu 2003 Crew 1991 1995 12 1,373,508$ n/a 586,151$ US 2003 Crew 1989 1995 14 1,350,000$ n/a 553,012$ US 2003 Crew 1980 1996 23 407,100$ n/a 100,000$ US 2003 Crew 1978 1996 25 290,000$ n/a 100,000$ US 2003 Crew 1990 1995 13 1,259,378$ n/a 588,009$ Marshall Islands 2003 Crew 1979 1996 24 464,182$ n/a 100,000$ US 2003 Crew 1982 1996 21 651,492$ n/a 116,983$ US 2003 Crew 1989 1995 14 1,119,000$ n/a 577,520$ US 2003 Crew 1991 1995 12 1,098,102$ n/a 631,503$ Vanuatu 2003 Crew 1990 1996 13 1,300,000$ n/a 656,320$ US 2003 Standby 1985 1995 18 3,434,458$ n/a 2,411,517$ UK 2003 Supply 1998 1998 5 8,800,000$ 10,646,000$ 8,721,860$ n/a 2003 Towing supply 1982 1997 21 2,633,333$ n/a 1,221,905$ Bahamas 2003 Towing supply 1983 1997 20 2,633,333$ n/a 1,449,761$ Bahamas 2003 Towing supply 1981 1993 22 1,333,697$ n/a 750,567$ n/a 2003 Towing supply 2002 2003 1 12,734,500$ n/a 10,667,661$ n/a 2003 Towing supply 1998 1998 5 9,497,644$ 7,835,000$ 6,968,402$ n/a 2003 Towing supply 1984 1993 19 2,388,419$ n/a 2,098,525$ n/a 2003 Utility 1981 1995 22 310,000$ n/a 68,462$ US 2003 Utility 1979 1995 24 310,000$ n/a 50,739$ US 2003 Utility 1979 1997 24 310,000$ n/a 50,000$ US 2003 Utility 1981 1997 22 310,000$ n/a 110,787$ US 2003 Utility 1980 1997 23 310,000$ n/a 115,538$ US 2003 Utility 1979 1995 24 310,000$ n/a 51,419$ US 2003 Utility 1979 1995 24 310,000$ n/a 62,640$ US 2003 Utility 1982 1995 21 310,000$ n/a 73,797$ US 2003 Utility 1979 1995 24 310,000$ n/a 54,833$ US 2003 Utility 1977 1996 26 310,000$ n/a 56,901$ US 2003 Utility 1978 1995 25 310,000$ n/a 50,000$ US 2003 Utility 1981 2001 22 310,000$ n/a 373,283$ US 2003 Utility 1982 1995 21 310,000$ n/a 70,284$ US 2003 Utility 1981 2001 22 310,000$ n/a 371,436$ US 2003 Utility 1980 1995 23 310,000$ n/a 59,370$ US 2003 Utility 1982 1997 21 310,000$ n/a 125,565$ US 2003 Utility 1981 1995 22 310,000$ n/a 68,753$ US 2003 Utility 1981 2001 22 200,000$ n/a 420,465$ US 2003 Utility 1982 2001 21 525,000$ n/a 526,656$ US 2003 Utility 1979 2001 24 675,000$ n/a 372,365$ US 2003 Utility 1981 1997 22 110,000$ n/a 111,224$ US 2003 Utility 1979 2001 24 550,000$ n/a 387,508$ US 2003 Utility 1982 1995 21 175,000$ n/a 50,089$ US 2003 Utility 1980 1995 23 200,000$ n/a 64,125$ US 2003 Utility 1982 1997 21 130,000$ n/a 113,893$ US 2003 Utility 1981 2001 22 375,000$ n/a 498,043$ US 2003 Utility 1982 1995 21 200,000$ n/a 51,023$ US 2003 Utility 1981 2001 22 527,536$ n/a 527,536$ US 3 of 7

SEACOR Holdings Inc. Offshore Marine Assets Sold to Third Parties - Detail: 1995 to 2015 (1) Year of Sale (2) Vessel Type Year of Build Year of Acquisition Age at Disposal Net Sales Price Original / Acquisition Cost Including Additions (3) Book Value at Sale (4) Flag (5) 2004 AHTS 1982 1995 22 2,139,035$ n/a 1,877,988$ St. Vin./Grenad. 2004 Crew 1976 1996 28 126,362$ n/a 92,995$ US 2004 Crew 1980 1996 24 241,036$ n/a 100,000$ US 2004 Mini-supply 1981 2001 23 140,987$ n/a 560,930$ US 2004 Specialty 1983 1995 21 76,100$ n/a 74,555$ n/a 2004 Specialty 1982 n/a 22 171,087$ n/a 265,676$ n/a 2004 Supply 1995 1996 9 8,117,958$ n/a 8,856,374$ Bahamas 2004 Supply 1988 1996 16 3,741,927$ n/a 3,237,069$ Bahamas 2004 Supply 1981 1993 23 700,000$ n/a 238,461$ n/a 2004 Supply 1980 n/a 24 700,000$ n/a 140,138$ US 2004 Towing supply 1987 1996 17 4,965,435$ n/a 3,361,574$ Bahamas 2004 Towing supply 1978 1991 26 409,583$ n/a 891,455$ US 2004 Towing supply 2004 2004 - 14,103,841$ 13,023,457$ 13,023,457$ n/a 2004 Towing supply 1982 1993 22 1,950,000$ n/a 837,166$ St. Vin./Grenad. 2004 Towing supply 2002 2002 2 13,055,283$ 11,665,000$ 11,110,466$ n/a 2004 Towing supply 1984 1996 20 2,633,334$ n/a 1,644,133$ Bahamas 2004 Utility 1977 1997 27 101,887$ n/a 50,123$ US 2004 Utility 1978 1995 26 190,587$ n/a 50,000$ US 2004 Utility 1980 1995 24 190,587$ n/a 59,368$ US 2004 Utility 1978 1997 26 72,662$ n/a 50,123$ US 2004 Utility 1979 1995 25 190,587$ n/a 50,732$ US 2004 Utility 1979 1995 25 190,587$ n/a 51,327$ US 2004 Utility 1978 2001 26 72,662$ n/a 54,017$ US 2004 Utility 1977 1995 27 160,487$ n/a 50,000$ US 2004 Utility 1978 1995 26 121,612$ n/a 50,000$ US 2004 Utility 1978 2001 26 72,662$ n/a 51,942$ US 2004 Utility 1981 1996 23 111,387$ n/a 88,398$ US 2004 Utility 1978 1995 26 215,811$ n/a 50,000$ US 2004 Utility 1979 1995 25 190,587$ n/a 51,327$ US 2004 Utility 1981 1995 23 121,612$ n/a 65,136$ US 2004 Utility 1978 1995 26 156,462$ n/a 50,000$ US 2004 Utility 1977 1995 27 190,587$ n/a 50,000$ US 2004 Utility 1981 1996 23 120,000$ n/a 50,126$ US 2004 Utility 1981 1995 23 230,250$ n/a 67,019$ US 2004 Utility 1980 1995 24 230,250$ n/a 61,134$ US 2004 Utility 1981 2001 23 230,250$ n/a 337,933$ US 2004 Utility 1974 1996 30 123,500$ n/a 50,000$ US 2004 Utility 1980 1997 24 240,000$ n/a 69,790$ US 2004 Utility 1979 1995 25 240,000$ n/a 53,620$ US 2004 Utility 1979 1995 25 310,000$ n/a 53,972$ US 2004 Utility 1978 1995 26 310,000$ n/a 55,305$ US 2004 Utility 1981 1995 23 310,000$ n/a 54,593$ US 2005 AHTS 2000 2001 5 27,999,913$ n/a 26,458,476$ n/a 2005 AHTS 1983 1996 22 5,546,035$ 9,364,104$ 2,741,990$ Bahamas 2005 AHTS 1983 1996 22 5,449,939$ 9,341,489$ 2,737,593$ Bahamas 2005 AHTS 1999 2005 6 1,800,000$ 1,800,000$ 1,800,000$ Foreign 2005 AHTS 1999 2005 6 1,850,000$ 1,850,000$ 1,850,000$ n/a 2005 Crew 1990 1995 15 1,200,000$ 1,119,556$ 516,900$ US 2005 Crew 1981 1996 24 620,000$ 1,077,001$ 100,000$ US 2005 Crew 1989 2003 16 1,211,697$ 1,085,109$ 412,280$ Marshall Islands 2005 Crew 1980 1996 25 825,000$ 911,771$ 86,464$ US 2005 Crew 1999 2005 6 600,000$ 600,000$ 600,000$ US 2005 Crew 1999 2005 6 63,000$ 63,000$ 63,000$ US 2005 Mini-supply 1991 1995 14 800,000$ 943,457$ 591,696$ US 2005 Supply 1979 1991 26 500,000$ 5,228,262$ 488,087$ US 2005 Supply 1980 1991 25 926,758$ 5,407,240$ 780,845$ US 2005 Supply 1995 1996 10 10,302,926$ 12,041,812$ 8,261,277$ Marshall Islands 2005 Supply 1998 2001 7 26,831,825$ n/a 21,629,252$ Isle of Man 2005 Supply 1999 2001 6 26,801,408$ n/a 21,815,776$ Isle of Man 2005 Supply 1992 2001 13 8,463,689$ n/a 10,481,816$ Barbados 4 of 7

SEACOR Holdings Inc. Offshore Marine Assets Sold to Third Parties - Detail: 1995 to 2015 (1) Year of Sale (2) Vessel Type Year of Build Year of Acquisition Age at Disposal Net Sales Price Original / Acquisition Cost Including Additions (3) Book Value at Sale (4) Flag (5) 2005 Supply 1999 2005 6 2,600,000$ 2,600,000$ 2,600,000$ US 2005 Towing supply 1983 1996 22 2,883,670$ 4,166,160$ 1,494,740$ St. Vin./Grenad. 2006 AHTS 1982 1995 24 3,457,350$ 5,268,634$ 1,313,253$ Marshall Islands 2006 AHTS 1982 1996 24 3,500,000$ 4,503,647$ 1,081,125$ n/a 2006 AHTS 1999 2004 7 16,500,000$ 18,418,054$ 13,808,223$ US 2006 AHTS 1985 2005 21 5,864,054$ 9,169,814$ 3,582,296$ Foreign 2006 AHTS 1983 2005 23 5,625,056$ 10,004,792$ 3,164,664$ n/a 2006 AHTS 1980 2005 26 7,252,000$ 5,500,000$ 4,670,570$ Foreign 2006 Crew 2000 2000 6 6,025,000$ 4,778,264$ 3,670,990$ US 2006 Crew 2002 2002 4 6,845,000$ 4,163,834$ 3,399,123$ US 2006 Crew 1982 2004 24 1,350,000$ 535,000$ 510,982$ US 2006 Crew 2002 2002 4 5,496,758$ 3,432,747$ 2,741,013$ US 2006 Crew 1988 2004 18 1,782,000$ 1,035,000$ 966,746$ US 2006 Crew 1989 1995 17 1,782,000$ 1,220,961$ 337,497$ US 2006 Crew 1990 1995 16 1,813,000$ 1,085,108$ 392,939$ US 2006 Crew 1985 2001 21 1,980,000$ 2,026,369$ 738,247$ US 2006 Crew 1985 1996 21 2,475,000$ 1,495,000$ 175,000$ US 2006 Crew 1984 1999 22 1,601,200$ 1,650,090$ 201,272$ US 2006 Crew 1989 2005 17 733,634$ 725,000$ 621,687$ US 2006 Crew 1984 2005 22 1,149,160$ 650,000$ 516,208$ US 2006 Crew 1984 2005 22 1,146,310$ 675,000$ 277,820$ US 2006 Crew 1983 2005 23 440,000$ 587,429$ 504,035$ US 2006 Crew 1979 2005 27 260,000$ 450,000$ 332,978$ US 2006 Crew 2002 2005 4 340,000$ 546,489$ 346,847$ Foreign 2006 Mini-supply 2001 2001 5 3,940,000$ 3,339,718$ 2,830,373$ n/a 2006 Mini-supply 2001 2001 5 3,940,000$ 3,255,729$ 2,760,083$ n/a 2006 Mini-supply 1988 2004 18 1,707,750$ 1,035,000$ 963,641$ US 2006 Mini-supply 1985 2001 21 2,772,000$ 3,152,130$ 2,238,226$ US 2006 Mini-supply 1994 2001 12 2,673,000$ 3,383,390$ 2,331,940$ n/a 2006 Specialty 1976 2005 30 540,000$ 500,000$ 385,213$ n/a 2006 Specialty 1973 2005 33 2,000,000$ 1,750,000$ 1,320,027$ Foreign 2006 Supply 1984 2005 22 1,220,313$ 975,000$ 851,498$ US 2006 Supply 1975 2005 31 2,760,173$ 2,729,195$ 2,729,195$ US 2006 Supply 1982 2005 24 2,722,500$ 1,525,000$ 1,318,005$ US 2006 Supply 1982 1997 24 2,667,779$ 2,648,916$ 555,777$ US 2006 Supply 1985 2005 21 2,722,500$ 950,000$ 799,675$ US 2006 Supply 1983 2005 23 1,149,433$ 1,000,000$ 762,539$ Mexico 2006 Supply 1982 2005 24 2,673,000$ 1,525,000$ 1,288,128$ US 2006 Supply 1983 2005 23 1,794,375$ 1,500,000$ 1,143,983$ US 2006 Supply 1980 2005 26 2,524,500$ 900,000$ 743,250$ US 2006 Supply 1976 2005 30 940,500$ 950,000$ 414,306$ US 2006 Supply 1980 2005 26 2,434,742$ 950,000$ 769,500$ US 2006 Supply 1978 2005 28 1,250,000$ 1,650,000$ 1,191,388$ US 2006 Supply 1982 2005 24 1,499,433$ 1,400,000$ 1,104,444$ Mexico/MI 2006 Supply 1982 2005 24 796,933$ 1,400,000$ 944,108$ Mexico 2006 Supply 2002 2005 4 515,000$ 325,000$ 325,000$ Marshall Islands 2006 Supply 1976 2005 30 1,650,000$ 1,650,000$ 174,617$ Liberia 2006 Supply 1975 2005 31 2,574,000$ 2,574,000$ 2,574,000$ US 2006 Towing supply 2006 2006 - 1,515,417$ 1,515,417$ 1,515,417$ Foreign 2006 Towing supply 1981 2005 25 2,088,077$ 1,650,000$ 1,457,071$ Liberia 2006 Towing supply 1985 1989 21 3,594,626$ 5,510,086$ 1,280,508$ n/a 2006 Towing supply 1983 2000 23 4,000,000$ 3,487,096$ 1,040,029$ US 2006 Towing supply 1982 2005 24 3,374,307$ 2,125,000$ 1,377,175$ Marshall Islands 2006 Towing supply 1981 2005 25 1,102,564$ 1,100,000$ 773,372$ Marshall Islands 2006 Towing supply 1982 2005 24 897,436$ 1,000,000$ 721,689$ Liberia 2006 Towing supply 2002 2005 4 1,375,000$ 875,000$ 875,000$ Marshall Islands 2006 Towing supply 1980 2005 26 2,307,165$ 2,025,000$ 1,170,293$ Marshall Islands 2006 Towing supply 1974 2005 32 250,000$ 250,000$ 250,000$ US 2006 Towing supply 1975 2005 31 510,000$ 510,000$ 510,000$ Marshall Islands 2007 AHTS 1987 2005 20 9,405,000$ 5,250,000$ 263,587$ Foreign 5 of 7

SEACOR Holdings Inc. Offshore Marine Assets Sold to Third Parties - Detail: 1995 to 2015 (1) Year of Sale (2) Vessel Type Year of Build Year of Acquisition Age at Disposal Net Sales Price Original / Acquisition Cost Including Additions (3) Book Value at Sale (4) Flag (5) 2007 AHTS 1983 2005 24 5,500,000$ 2,925,000$ 1,433,936$ Foreign 2007 AHTS 1982 2005 25 8,289,014$ 5,500,000$ 275,000$ Foreign 2007 AHTS 1975 2005 32 2,721,887$ 2,125,000$ 1,198,423$ Foreign 2007 Crew 1983 1997 24 1,881,500$ 1,425,000$ 508,446$ US 2007 Crew 1991 2005 16 2,376,000$ 1,200,000$ 851,667$ US 2007 Crew 1991 2005 16 2,450,000$ 1,200,000$ 851,667$ US 2007 Crew 1998 2005 9 4,796,401$ 3,331,182$ 3,388,869$ US 2007 Crew 1997 2005 10 4,792,830$ 3,408,932$ 3,055,684$ US 2007 Crew 1978 2005 29 240,000$ 900,000$ 444,021$ Foreign 2007 Crew 1994 2004 13 3,100,000$ 1,315,000$ 1,619,869$ US 2007 Crew 1993 1995 14 2,900,000$ 1,183,754$ 473,372$ US 2007 Crew 1991 2005 16 965,000$ 1,000,000$ 617,361$ Foreign 2007 Mini-supply 1999 2001 8 3,564,000$ 3,658,722$ 2,756,744$ US 2007 Mini-supply 1991 2005 16 910,000$ 763,176$ 482,995$ Foreign 2007 Mini-supply 1999 1999 8 2,500,000$ 2,110,090$ 1,530,495$ US 2007 Specialty 1980 2005 27 442,650$ 350,000$ 255,725$ Foreign 2007 Specialty 1991 2005 16 3,500,000$ 1,450,000$ 1,017,007$ Foreign 2007 Supply 1976 2005 31 646,066$ 2,125,000$ 1,309,932$ Foreign 2007 Supply 1982 2005 25 1,750,000$ 1,650,000$ 1,088,582$ Foreign 2007 Towing supply 2007 2007 - 12,676,115$ 13,572,261$ 11,224,482$ Foreign 2007 Towing supply 1983 2005 24 3,751,687$ 3,809,918$ 903,124$ Foreign 2007 Towing supply 1982 2005 25 4,301,695$ 2,750,000$ 1,475,584$ Foreign 2007 Towing supply 1983 2005 24 3,250,000$ 3,000,000$ 1,392,215$ Foreign 2007 Towing supply 1999 2005 8 3,786,027$ 2,800,000$ 444,081$ Foreign 2007 Towing supply 1982 2005 25 3,325,000$ 2,125,000$ 592,044$ Foreign 2007 Towing supply 1979 2005 28 1,720,675$ 1,775,000$ 88,750$ Foreign 2007 Towing supply 1975 2005 32 1,505,000$ 950,000$ 47,500$ Foreign 2007 Towing supply 1983 2005 24 3,583,232$ 2,900,000$ 350,989$ Foreign 2007 Towing supply 1975 2005 32 3,087,500$ 1,375,000$ 68,750$ Foreign 2007 Towing supply 1991 2005 16 8,094,900$ 5,750,000$ 3,549,826$ Foreign 2007 Towing supply 1975 2005 32 1,345,000$ 1,875,000$ 900,468$ Foreign 2007 Towing supply 1975 2005 32 1,900,000$ 1,825,000$ 798,986$ Foreign 2008 AHTS 1975 2005 33 2,885,000$ 1,200,000$ 448,432$ Foreign 2008 Crew 1988 1996 20 1,703,146$ 1,831,310$ 265,908$ Foreign 2008 Crew 1998 2006 10 4,050,000$ 1,956,775$ 1,638,983$ US 2008 Crew 1997 2006 11 3,850,000$ 2,800,000$ 2,262,951$ US 2008 Mini-supply 1997 2001 11 2,743,970$ 3,658,722$ 2,415,617$ US 2008 Mini-supply 2005 2005 3 7,778,500$ 3,834,265$ 3,331,018$ US 2008 Mini-supply 1997 2001 11 4,000,000$ 2,418,438$ 1,647,975$ US 2008 Mini-supply 1998 2001 10 3,825,000$ 4,152,400$ 2,832,585$ US 2008 Specialty 1977 2005 31 2,925,000$ 1,000,000$ 433,348$ Foreign 2008 Specialty 1971 2005 37 1,520,000$ 450,000$ 22,500$ Foreign 2008 Specialty 1977 2005 31 1,970,000$ 875,000$ 257,922$ Foreign 2008 Specialty 1977 2005 31 2,884,880$ 825,000$ 399,052$ Foreign 2008 Specialty 1977 2005 31 3,201,250$ 875,000$ 43,750$ Foreign 2008 Supply 1982 2005 26 1,900,000$ 1,125,000$ 56,250$ US 2008 Supply 2003 2005 5 29,580,000$ 14,887,303$ 14,437,123$ Marshall Islands 2008 Supply 1978 2005 30 2,200,000$ 1,450,000$ 72,500$ Foreign 2008 Towing supply 1983 2005 25 2,923,596$ 2,125,000$ 343,693$ Foreign 2008 Towing supply 1982 2005 26 3,705,950$ 3,375,906$ 341,990$ Foreign 2008 Towing supply 1977 2005 31 1,711,500$ 2,500,000$ 125,000$ US 2008 Towing supply 1985 1989 23 7,000,000$ 5,508,234$ 818,769$ US 2008 Towing supply 1982 2005 26 3,528,650$ 4,000,000$ 200,000$ Foreign 2009 AHTS 1975 2005 34 2,298,966$ 2,125,000$ 628,321$ Foreign 2009 Crew 1990 2005 19 1,590,500$ 1,080,867$ 300,453$ Foreign 2009 Crew 1988 2003 21 1,590,500$ 800,000$ 80,000$ US 2009 Crew 1996 1996 13 2,950,000$ 2,300,000$ 987,708$ US 2009 Crew 1998 2005 11 2,950,000$ 3,008,676$ 2,237,310$ Foreign 2009 Crew 1996 2005 13 2,837,079$ 1,325,000$ 2,296,976$ Foreign 2009 Crew 1996 2005 13 2,836,932$ 1,250,000$ 1,872,867$ Foreign 6 of 7

SEACOR Holdings Inc. Offshore Marine Assets Sold to Third Parties - Detail: 1995 to 2015 (1) Year of Sale (2) Vessel Type Year of Build Year of Acquisition Age at Disposal Net Sales Price Original / Acquisition Cost Including Additions (3) Book Value at Sale (4) Flag (5) 2009 Crew 1996 2005 13 2,837,269$ 1,325,000$ 2,350,216$ Foreign 2009 Crew 1998 1998 11 2,750,000$ 2,642,256$ 1,309,459$ Foreign 2009 Crew 1987 1987 22 1,777,864$ 1,633,902$ 202,988$ Vanuatu 2009 Mini-supply 1999 2001 10 3,952,000$ 3,664,830$ 2,461,349$ US 2009 Mini-supply 1998 2001 11 2,940,000$ 4,152,400$ 2,733,403$ US 2009 Mini-supply 1998 2001 11 2,940,000$ 4,152,400$ 2,754,425$ US 2009 Mini-supply 1997 2001 12 3,000,000$ 2,510,195$ 1,671,880$ US 2009 Specialty 1983 2005 26 900,000$ 750,000$ 67,846$ Foreign 2009 Supply 1975 2005 34 1,100,000$ 1,750,000$ 151,608$ Foreign 2009 Towing supply 1981 2005 28 5,674,516$ 3,600,000$ 654,000$ Foreign 2009 Towing supply 1983 2005 26 1,600,000$ 2,025,000$ 101,250$ Panama 2010 AHTS 1980 2005 30 1,750,000$ 5,750,000$ 287,500$ Marshall Islands 2010 Crew 1990 1996 20 1,469,807$ 2,074,705$ 229,262$ Vanuatu 2010 Crew 1996 1996 14 2,192,995$ 2,435,215$ 884,869$ Vanuatu 2010 Mini-supply 1997 2001 13 2,393,160$ 3,885,526$ 2,013,498$ US 2010 Towing supply 2008 2008 2 22,650,000$ 17,389,235$ 16,150,252$ Marshall Islands 2010 Towing supply 2007 2007 3 17,856,000$ 14,035,698$ 12,146,727$ Marshall Islands 2011 Crew 2001 2001 10 7,583,081$ 5,242,300$ 2,985,829$ US/Angola 2011 Crew 1997 1997 14 2,174,949$ 2,861,332$ 1,110,012$ Vanuatu 2011 Crew 1996 1996 15 2,400,000$ 2,305,675$ 828,753$ US 2011 Crew 1993 2005 18 2,169,902$ 1,850,000$ 531,875$ Panama 2011 Crew 1990 1995 21 2,069,902$ 1,246,114$ 166,101$ Panama 2011 Crew 1991 2005 20 1,300,000$ 1,000,000$ 50,000$ US 2011 Specialty 1975 2005 36 220,800$ 800,000$ 40,000$ Marshall Islands 2011 Standby 1969 2000 42 80,387$ 1,383,048$ 79,163$ UK 2011 Supply 1997 1997 14 7,999,975$ 4,969,200$ 4,477,456$ US 2011 Towing supply 1983 2005 28 1,850,000$ 2,250,000$ 112,500$ Panama 2012 Crew 1993 1995 19 2,412,500$ 1,183,754$ 171,142$ US 2012 Crew 1992 1996 20 1,950,000$ 2,101,017$ 215,333$ US 2012 Standby 1967 2000 45 143,028$ 649,182$ 79,460$ UK 2013 Crew 1991 1996 22 2,750,000$ 1,717,911$ 175,000$ US 2013 Crew 1993 1997 20 2,300,000$ 1,650,000$ 204,301$ US 2013 Crew 1995 2005 18 1,437,500$ 1,650,000$ 409,063$ US 2013 Crew 1994 1995 19 2,350,000$ 1,970,412$ 968,904$ US 2013 Crew 1995 1995 18 2,425,000$ 1,538,299$ 296,577$ US 2013 Liftboat 1981 2012 32 2,560,405$ 500,000$ 1,324,188$ US 2013 Liftboat 1985 2012 28 4,176,409$ 1,000,000$ 2,160,148$ US 2013 Liftboat 1983 2012 30 1,762,203$ 750,000$ 913,026$ US 2013 Liftboat 1985 2012 28 6,150,000$ 589,770$ 46,852$ US 2013 Liftboat 1982 2012 31 6,150,000$ 684,014$ 58,324$ US 2013 Mini-supply 1999 2001 14 2,420,000$ 3,664,831$ 1,801,832$ US 2013 Specialty 2002 2005 11 1,754,814$ 4,050,000$ 2,220,552$ Brazil 2014 Crew 1989 1995 25 750,000$ 855,332$ 85,533$ Vanuatu 2014 Crew 1991 1995 23 750,000$ 855,332$ 85,533$ Vanuatu 2014 Crew 2003 2003 11 4,800,000$ 3,681,277$ 1,998,437$ US 2014 Crew 1991 1996 23 3,300,000$ 2,013,738$ 200,660$ US 2014 Crew 1998 1998 16 3,425,000$ 2,500,000$ 1,083,916$ US 2014 Crew 2004 2004 10 5,445,000$ 4,143,885$ 2,263,597$ US 2014 Wind farm utility 2008 2011 6 351,145$ 108,249$ 79,527$ UK 2015 Crew 1993 2005 22 1,075,000$ 2,400,000$ 120,000$ Dominica (3) For certain vessels, the original / acquisition cost is no longer available. (4) For certain vessels, the book value at time of sale is no longer available. (5) For certain vessels, the vessel flag at time of sale is no longer available. (1) Vessel sales list excludes 11 vessels sold from 1995 to 2002 for which the sales price is no longer available. It also excludes 95 vessels sold to leasing companies and 31 vessels sold to joint ventures. In certain situations, vessels may have been sold and leased back several times. (2) The Company’s policy is not to release information about specific vessel sales within 12 months of the sale. Therefore, the list excludes 6 vessels sold from January 1, 2016 through September 30, 2016. 7 of 7